UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                  FORM 8-K
                                  --------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Earliest Event Reported: October 11, 1999
                        Date of Report: October 14, 1999

                          Commission File No.: 33-47577



                            HAMPSHIRE GROUP, LIMITED
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                   DELAWARE                   06-0967107
           ----------------------   ----------------------------------
          (State of Incorporation) (I.R.S. Employer Identification No.)




                             215 COMMERCE BOULEVARD

                         ANDERSON, SOUTH CAROLINA 29625

                                 (864) 225-6232
          -------------------------------------------------------------
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code of Registrant's Principal Executive Offices)

Item 4.  Changes in Registrant's Certifying Accountant.

On October 13, 1999, Hampshire Group, Limited (the "Registrant") engaged Deloitte & Touche LLP ("Deloitte") as its independent accountants to audit its consolidated financial statements commencing with its fiscal year ending December 31, 1999, and to prepare the corporate tax returns as required by law. On October 11, 1999, the Registrant had notified PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), its present independent accountants, of its intention to make the change. Upon completion of the statutory audit and preparation of the tax return for Hampshire Investments London, Limited for the year ended December 31, 1998, PricewaterhouseCoopers will resign as independent accountants of the Registrant. Each of these actions were recommended by the Audit Committee and approved by the Board of Directors of the Registrant.

There have been no disagreements between the Registrant and its independent accountants on any matter of accounting principles or practices or financial statement disclosure during the two fiscal years ended December 31, 1998 and 1997 and during the subsequent interim period through the date of the notification.

The independent accountant's report on the financial statements of the Registrant for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles.

Further, during the two fiscal years ended December 31, 1998 and 1997 and the unaudited interim period through the date of the notification, neither the Registrant nor any of its representatives sought the advise of Deloitte regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the financial statements of the Registrant.

PricewaterhouseCoopers has been provided with a copy of the disclosures contained in this Form 8-K with a request that they furnish to the Registrant a copy of a letter addressed to the Securities and Exchange Commission whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating any comments in which it does not agree. Attached as Exhibit l and 2 are copies of letters from PricewaterhouseCoopers to the Commission stating that it agrees with the statements in the Form 8-K concerning the firm and that the client-auditor relationship has ceased effective October 13, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    HAMPSHIRE GROUP, LIMITED
                                   (Registrant)



Date:   October 14, 1999           /s/ Ludwig Kuttner
----------------------------       -------------------------------
                                   Ludwig Kuttner
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)



Date:   October 14, 1999           /s/ Charles W. Clayton
----------------------------       -------------------------------
                                   Charles W. Clayton
                                   Vice President, Secretary, Treasurer
                                   and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                    EXHIBITS
                                    --------


 Exhibit No.                           Description
------------- ---------------------------------------------------------------

    (1)       Letter from PricewaterhouseCoopers LLP dated October 11, 1999

    (2)       Letter from PricewaterhouseCoopers LLP dated October 13, 1999

                                                                   EXHIBIT 1



PRICEWATERHOUSECOOPERS LLP
                                                                  50 Hurt Plaza
                                                                     Suite 1700
                                                            Atlanta,  GA  30303
                                                       Telephone: (404)658 1800
                                                       Facsimile (404) 658 8899


October 11, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington,  DC  20549

Commissioners:

We have read the statements made by Hampshire Group, Limited (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated October 14, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP

                                                                    EXHIBIT 2



PRICEWATERHOUSECOOPERS LLP
                                                                  50 Hurt Plaza
                                                                     Suite 1700
                                                            Atlanta,  GA  30303
                                                       Telephone: (404)658 1800
                                                       Facsimile (404) 658 8899


October 13, 1999

Mr. Charles W. Clayton
Chief Financial Officer
Hampshire Group, Limited
215 Commerce Boulevard
Anderson, South Carolina  29625

Dear Mr. Clayton:

This is to confirm that the client-auditor relationship between Hampshire Group, Limited (Commission File Number 33-47577) and PricewaterhouseCoopers LLP has ceased.

Yours very truly,

/s/ PricewaterhouseCoopers LLP
-----------------------------------
PricewaterhouseCoopers LLP

cc:      Chief Accountant
         SECPS Letter File, Mail Stop 11-3
         Securities and Exchange Commission
         450 Fifth Street, N.W.
         Washington , D.C.  20549